                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/  Robert E. Fowler, Jr.
---------------------------------
Robert E. Fowler, Jr.


                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.

  /s/ Douglas A. Pertz
--------------------------
Douglas A. Pertz


                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ J. Bradford James
----------------------------
J. Bradford James

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ Anne M. Scavone
--------------------------
Anne M. Scavone


                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ Raymond F. Bentele
-----------------------------
Raymond F. Bentele

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


  /s/ Rod F. Dammeyer
--------------------------
Rod F. Dammeyer



                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ James M. Davidson
-----------------------
James M. Davidson

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ Harold H. MacKay
--------------------------
Harold H. MacKay


                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ David B. Mathis
-------------------------
David B. Mathis

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/  Donald F. Mazankowski
---------------------------------
Donald F. Mazankowski


                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ Joseph P. Sullivan
----------------------------
Joseph P. Sullivan

                               POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., J. Bradford James and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a registration statement on Form S-8 (the "Registration Statement") to increase the amount of shares available for issuance under the IMC Global Inc. 1988 Stock Option and Award Plan and to execute and deliver any and all amendments to the Registration Statement for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents. Dated this 27th day of April, 1999.


 /s/ Richard L. Thomas
----------------------------
Richard L. Thomas